IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2024
Impairment of assets [Abstract]
Impairment and Reversal of Non-Current Assets	Impairment and Reversal of Non-Current Assets
Summary of impairments (reversals)
For the year ended December 31, 2024, we recorded a net impairment reversal of $941 million (2023: net impairment charges of $312 million) for non-current assets and $484 million (2023: $nil) of impairment to goodwill, as summarized in the following table:

For the years ended December 31	2024	2023
Lumwana	($655)	$—
Veladero	(437)	—
Carlin	82	4
Long Canyon	49	280
Pueblo Viejo	10	—
Cortez	9	—
Bulyanhulu	—	17
North Mara	—	5
Other	1	6
Total impairment charges (reversals) of non-current assets	($941)	$312
Loulo-Gounkoto goodwill	484	—
Total goodwill impairment charges	$484	$—
Total impairment charges (reversals)	($457)	$312

2024 Indicators of Impairment and Reversals
In Q4 2024, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified a goodwill impairment at Loulo-Gounkoto. For certain CGUs the prior year calculation of the recoverable amount was used for the annual goodwill impairment test, since all criteria described in note 2o were satisfied. Also, in Q4 2024, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted indicators of impairment reversal at our Lumwana and Veladero mines and of impairment at our Carlin and Long Canyon mines. The key assumptions used in these impairment assessments are listed below.

Loulo-Gounkoto
The Company and the Government of Mali have been engaged in an ongoing dispute over the existing mining conventions of Société des Mines de Loulo SA (“Somilo”) and Société des Mines de Gounkoto (“Gounkoto”) (together, the “Conventions”). On January 14, 2025, due to the restrictions imposed by the Government of Mali on gold shipments, the Company announced that the Loulo-Gounkoto complex would temporarily suspend operations (refer to note 35 for more information). We determined that the carrying value of $3,564 million exceeded the FVLCD. We recorded a goodwill impairment of $484 million based on a FVLCD of $3,080 million.

Lumwana
In Q4 2024, we updated the LOM plan for Lumwana and we observed an increase in the mine’s discounted cash flows reflecting the increased confidence of the Super Pit Expansion following the completion of the feasibility study and higher copper price assumptions. We determined that this was an indicator of impairment reversal and concluded that the mine’s FVLCD exceeded its carrying value. We recorded a partial non-current asset impairment reversal of $655 million.

Veladero
In the Q4 2024, we updated the LOM plan for Veladero and we observed an increase in the mine’s discounted cash flows reflecting higher gold prices and a decrease in the WACC primarily due to lower country risk. We determined that this was an indicator of impairment reversal and concluded that the mine’s FVLCD exceeded its carrying value and we recorded a non-current asset impairment reversal of $437 million, which represents a full reversal of the non-current asset impairments recorded in 2018 and 2022.

Carlin
In Q4 2024, we updated the LOM plan for Carlin and identified that due to a change in the mine plan, an area of the Goldstrike open pit was no longer economic to be mined. As a result, we identified a non-current asset impairment of $82 million related to a capitalized stripping asset that no longer had a future benefit.

Long Canyon
In Q4 2024, we decided to place the mine in closure and remove the associated mineral resources from our December 31, 2024 Mineral Reserves and Resources statement. As a result, we identified a non-current asset impairment of $49 million on assets that no longer had a future benefit.

2023 Indicators of Impairment and Reversals
In Q4 2023, as per our policy, we performed our annual goodwill impairment test as required by IAS 36 and identified no impairments. Also in Q4 2023, we reviewed the updated LOM plans for our other operating minesites for indicators of impairment or reversal. We noted an indicator of impairment at our Long Canyon mine.

Long Canyon
Following the completion of certain studies in Q4 2023, we decided not to pursue the permitting associated with Phase 2 mining, removed those ounces from our LOM plan and placed the mine in care and maintenance. This represented an impairment trigger in Q4 2023 and we performed an impairment analysis. We concluded that the carrying amount of $301 million exceeded the FVLCD of $65 million and recorded a non-current asset impairment of $280 million. The key assumptions used in this assessment were consistent with our testing of goodwill impairment in Q4 2023, as listed below.

Porgera
On December 22, 2023, the Porgera Project Commencement Agreement was completed and recommissioning of the mine commenced. No impairment was identified. Refer to note 4 for more information.

Key Assumptions
Recoverable amount has been determined based on the estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to future metal prices, WACC, NAV multiples for gold assets, operating costs, capital expenditures, closure costs, future production levels, continued license to operate, and the expected start of production for our projects. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce or per pound of reserves and/or resources, as well as the fair value of mineral resources outside of LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the CGU (Level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to resources not considered in these models. Based on observable market or publicly available data, including equity sell-side analyst forecasts, we make an assumption of future gold, copper and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real WACC, which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.
In the absence of a LOM plan for Long Canyon, in 2023 we used the market approach which means the FVLCD was determined by considering observable market values for comparable assets expressed as dollar per ounce of mineral resources (level 3 of the fair value hierarchy).

Copper
For the copper segment where a recoverable amount was required to be determined, FVLCD was determined by calculating the NPV of the future cash flows expected to be generated by the mine and projects within the CGU (Level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the LOM plans. Based on observable market or publicly available data, including equity sell-side analyst forecasts, we make an assumption of future copper prices to estimate future revenues. The future cash flows for each copper mine are discounted using a real WACC, which reflects specific market risk factors for each mine.

Assumptions
The short-term and long-term gold and copper price assumptions used in our fourth quarter 2024 and 2023 impairment testing are as follows:

	2024	2023
Gold price per oz (short-term)	$2,400	$1,900
Gold price per oz (long-term)	1,850	1,600
Copper price per lb (short-term)	4.25	3.75
Copper price per lb (long-term)	4.00	3.50
Neither the increase in the long-term gold price nor long-term copper price assumption from 2023 were considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the following table:

	2024	2023
WACC - gold (range)	5%-9%	5%-9%
WACC - gold (avg)	6%	6%
WACC - copper	12%	n/a
Value per ounce of gold	n/a	$40
NAV multiple - gold (avg)	1.2	1.2
LOM years - gold (avg)	21	23

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our LOM plans, including the determination of reserves and resources, and the appropriate cost structure for the CGU. The recoverable amount of the CGU would be affected by these changes and also be impacted by other market factors such as changes in NAV multiples and the value per ounce or pound of comparable market entities.
We performed a sensitivity analysis on each gold CGU that was tested as part of the goodwill impairment test, as well as those gold CGUs which we believe are most sensitive to changes in the key assumptions. We flexed the gold prices, WACC and NAV multiple, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold prices, while holding all other assumptions constant. Finally, we assumed a +/- 0.1 change in the NAV multiple, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold prices, WACC and NAV multiple.
At Loulo-Gounkoto, if the gold price per ounce was increased by $100, the WACC was decreased by 1%, or the NAV multiple was increased by 0.1, no goodwill impairment would have been recorded. If the WACC was increased by 1% or the NAV multiple was decreased by 0.1, there would be no change to the goodwill impairment recorded. If the gold price per ounce was decreased by $100, a non-current asset impairment of $529 million would have been recognized in addition to the goodwill impairment.
We also performed a sensitivity analysis on the Lumwana CGU. We flexed the copper prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $0.25 per pound change in our copper price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in copper prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in copper prices and WACC.
Instead of the non-current asset impairment reversal of $655 million recognized at Lumwana, if the following changes were made, the theoretical impairment reversal would be as follows:

1% increase in WACC	$301
1% decrease in WACC	1,067
$0.25/lb increase in copper prices	1,507
$0.25/lb decrease in copper prices	—

The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2024	Carrying Value
Loulo-Gounkoto	$3,080
Kibali[1]	2,477
Lumwana	2,401
Veladero	804
Hemlo	368
[1]Kibali’s carrying value is comprised of the equity investment and JV receivable.